SEI INDEX FUNDS

S&P 500 Index Fund
Bond Index Fund

Supplement Dated December 7, 2004 to the
Class A Shares Prospectus Dated July 31, 2004

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Investment Adviser and Approval of a "Manager of Managers" Structure for the Bond Index Fund

On October 27, 2004, at a special meeting of shareholders of the S&P 500 Index and Bond Index Funds (each a "Fund" and, collectively, the "Funds"), each a portfolio of the SEI Index Funds, the shareholders of the Bond Index Fund approved: (i) the operation of the Fund under a "manager of managers" structure, which allows the Board of Trustees to appoint additional and replacement investment sub-advisers for the Fund without obtaining shareholder approval; and (ii) the appointment of SEI Investments Management Corporation ("SIMC") as the Fund's investment adviser and "manager of managers." As of November 1, 2004, SIMC will serve as the Bond Index Fund's investment adviser and "manager of managers" under a new investment advisory agreement approved by the shareholders of the Fund.

Pursuant to the "manager of managers" structure, the Board of Trustees approved Standish Mellon Asset Management Co. LLC ("Standish Mellon") as the investment sub-adviser to the Bond Index Fund. As of November 1, 2004, Standish Mellon, which previously served as the Bond Index Fund's investment adviser, will serve as that Fund's investment sub-adviser under a new sub-advisory agreement approved under the "manager of managers" structure. Accordingly, the prospectus is hereby supplemented to reflect the approval of the "manager of managers" structure for the Bond Index Fund and the approval of SIMC as that Fund's investment adviser and "manager of managers."

Addition of Disclosure Regarding Short-Term Trading

The Prospectus is hereby amended and supplemented to add disclosure regarding the Funds' policies on short-term trading. In the section entitled "Purchasing, Selling and Exchanging Fund Shares," after the sub-section entitled "Minimum Purchases," the following language is hereby added:

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i. if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

Addition of Disclosure on Portfolio Holdings Information

The Prospectus is hereby amended and supplemented to add disclosure regarding the Funds' policies on the disclosure of portfolio holdings information. After the section entitled "Purchasing, Selling and Exchanging Fund Shares," the following new section is hereby added:

Disclosure of Portfolio Holdings Information

Information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI. Portfolio holdings information for each Fund is available on the following website: http://www.seic.com/holdings_home_ria.asp. As of the most recent month-end, the Funds will post to the website the Funds' top ten holdings and full portfolio holdings. The Funds' top ten holdings will be available within ten (10) calendar days and the Funds' full portfolio holdings will be available within thirty (30) calendar days of the end of each month. Holdings information will remain on the website until the first business day of the fifth month after the date to which the data relates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INDEX FUNDS

S&P 500 Index Fund

Supplement Dated December 7, 2004
to the Class E and Class I Shares Prospectuses Dated July 31, 2004

This Supplement provides new and additional information beyond that contained in the Class E and Class I Shares Prospectuses, and should be read in conjunction with such Prospectuses.

Addition of Disclosure Regarding Short-Term Trading

The Prospectuses are hereby amended and supplemented to add disclosure regarding the S&P 500 Index Fund's (the "Fund") policies on short-term trading. In the section entitled "Purchasing and Selling Fund Shares" ("Purchasing, Selling and Exchanging Fund Shares" for the Class I Shares Prospectus), after the sub-section entitled "Minimum Purchases," the following language is hereby added:

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i. if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii. if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

Addition of Disclosure on Portfolio Holdings Information

The Prospectuses are hereby amended and supplemented to add disclosure regarding the Fund's policies on the disclosure of portfolio holdings information. After the section entitled "Purchasing and Selling Fund Shares" ("Purchasing, Selling and Exchanging Fund Shares" for the Class I Shares Prospectus), the following new section is hereby added:

Disclosure of Portfolio Holdings Information

Information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI. Portfolio holdings information for the Fund is available on the following website: http://www.seic.com/holdings_home_ria.asp. As of the most recent month-end, the Fund will post to the website the Fund's top ten holdings and full portfolio holdings. The Fund's top ten holdings will be available within ten (10) calendar days and the Fund's full portfolio holdings will be available within thirty (30) calendar days of the end of each month. Holdings information will remain on the website until the first business day of the fifth month after the date to which the data relates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INDEX FUNDS

S&P 500 Index Fund
Bond Index Fund

Supplement Dated December 7, 2004
to the Statement of Additional Information Dated July 31, 2004

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

Change in Investment Adviser and Approval of a "Manager of Managers" Structure for the Bond Index Fund

On October 27, 2004, at a special meeting of the shareholders of the S&P 500 Index and Bond Index Funds (each a "Fund" and, together, the "Funds"), each a portfolio of the SEI Index Funds, the shareholders of the Bond Index Fund approved: (i) the operation of the Fund under a "manager of managers" structure, which allows the Board of Trustees to appoint additional and replacement investment sub-advisers for the Fund without obtaining shareholder approval; and (ii) the appointment of SEI Investments Management Corporation ("SIMC") as the Fund's investment adviser and "manager of managers." As of November 1, 2004, SIMC will serve as the Bond Index Fund's investment adviser and "manager of managers" under a new investment advisory agreement approved by the shareholders of the Fund.

In connection with the approval of the "manager of managers" structure for the Bond Index Fund and the approval of SIMC as that Fund's investment adviser, the disclosure under the sub-sections entitled "SIMC and the Manager of Managers Structure for the S&P 500 Index Fund," "Standish Mellon Asset Management Company LLC" and "Advisory Fees Paid to the Advisers and Sub-Adviser" of the section entitled "The Advisers and Sub-Adviser" is hereby deleted and replaced with the following:

  THE ADVISER AND SUB-ADVISERS

General. SEI Investments Management Corporation ("SIMC") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 60 funds, with more than $67.3 billion in assets under management as of September 30, 2004.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the respective Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Funds will notify shareholders in the event of any change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to a separate sub-advisory agreement with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers to the Funds are responsible for the day-to-day investment management of all or a discrete portion of the assets of each Fund. Sub-advisers are also responsible for managing their employees who provide services to the Funds. Sub-advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC evaluates sub-adviser performance and oversees sub-adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

Barclays Global Fund Advisors ("BGFA") serves as the sub-adviser to the S&P 500 Index Fund. BGFA is a direct subsidiary of Barclays Global Investors, N.A., which in turn is an indirect subsidiary of Barclays Bank PLC.

Standish Mellon Asset Management Co. LLC ("Standish Mellon") serves as the sub-adviser to the Bond Index Fund. Standish Mellon is a limited liability partnership, which is majority owned by its limited partner, Mellon Bank, N.A. Mellon Bank, N.A., is in turn a wholly-owned subsidiary of Mellon Financial Corporation.

Advisory and Sub-Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.03% of the average daily net assets of the S&P 500 Index Fund and 0.07% of the average daily net assets of the Bond Index Fund. For the fiscal years ended March 31, 2002, 2003 and 2004, the S&P 500 Index Fund paid advisory fees of $705,246 (after fee waivers of $0), $460,208 (after fee waivers of $0) and $446,731 (after fee waivers of $0), respectively, to SIMC. For the fiscal years ended March 31, 2002, 2003, and 2004, the Bond Index Fund paid fees of $38,048 (after fee waivers of $0), $48,940 (after fee waivers of $0) and $57,489 (after fee waivers of $0), respectively, to Standish Mellon, the Fund's former adviser. SIMC pays the sub-advisers out of its investment advisory fees.

For the period January 10, 2002 to March 31, 2002 and fiscal years ended March 31, 2003 and 2004, SIMC paid BGFA a sub-advisory fee of $88,546 (after fee waivers of $0), $306,486 (after fee waivers of $0) and $297,859 (after fee waivers of $0).

Change in Fundamental and Non-Fundamental Policies in the Investment Limitations of the Funds

On October 27, 2004, at a special meeting of shareholders of the Funds, the Funds' shareholders approved changes to the Funds' fundamental and non-fundamental investment limitations. Accordingly, the SAI is hereby amended and supplemented to reflect such changes by deleting the "Fundamental Policies" and "Non-Fundamental Policies" provisions in the section entitled "Investment Limitations" and replacing them with the following:

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Neither Fund may:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are non-fundamental policies of each Fund and may be changed by the Board of Trustees without shareholder approval.

Neither Fund may:

  1.  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of that Fund.

  4.  Make loans, except that each Fund: (i) may enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Fund's total assets; (ii) may engage in securities lending as described in this Statement of Additional Information; and (iii) may purchase or hold debt instruments in accordance with its investment objectives and policies.

  5.  Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in this Statement of Additional Information in aggregate amounts not to exceed 10% of the net assets of the Fund taken at current value at the time of the incurrence of such loan and, and as to the S&P 500 Index Fund, in connection with stock index futures trading as provided in this Statement of Additional Information.

  6.  Invest in companies for the purpose of exercising control.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, subject to its permitted investments, a Fund may purchase: (i) obligations issued by companies which invest in real estate, commodities or commodities contracts; and (ii) commodities contracts related to financial instruments, such as financial futures contracts.

  8.  Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

  9.  Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds.

  10.  Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

  11.  Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs.

  13.  Invest more than 10% of its net assets in illiquid securities.

The foregoing percentages and percentage limitations (except the limitation on borrowings) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. Government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in real estate. However, the Funds have a non-fundamental investment limitation that prohibits the Funds from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Election of a New Trustee

On October 27, 2004, at a special meeting of the shareholders of the Funds, shareholders voted to elect a new Trustee. Accordingly, the SAI is amended and supplemented to reflect the addition of James M. Williams as a Trustee of the Funds.

Addition of Disclosure on Portfolio Holdings Information

The SAI is hereby amended and supplemented to add disclosure regarding the Funds' policies on the disclosure of portfolio holdings information. Accordingly, after the section entitled "Portfolio Transactions" the following new section is hereby added:

  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Information regarding the availability of the Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home_ria.asp (the "Portfolio Holdings Website").

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes an agreement with the Trust which provides that: (i) the portfolio holdings information will be kept confidential; and (ii) the person will not trade on the information. Portfolio holdings information may also be provided at any time to the Funds' Trustees and service providers, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE